EXHIBIT 32

CERTIFICATION OF PRINCIPAL EXECUTIVE AND PRINCIPAL FINANCIAL OFFICERS

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Paragon Financial Corporation (the “Company”) on Form 10-Q for the quarter ending March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we the undersigned Principal Executive Officer and Principal Financial Officer of the Company, do each hereby certify, to our respective knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 23, 2005

By:	/s/ Paul K. Danner
Paul K. Danner
Principal Executive Officer

By:	/s/ Scott L. Vining
Scott L. Vining
Principal Financial Officer

A signed original of this written statement required by 18 USC Section 1350 has been provided by the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.